Exhibit 10.9
EXECUTION VERSION
SWAP TRANSACTION CONFIRMATION

Date:	September 5, 2007

To:	Santander Drive Auto Receivables Trust 2007-2 (the “Trust”)
c/o U.S. Bank Trust National Association
300 Delaware Avenue, 9th Floor
Wilmington, Delaware 19801

From:	Banco Santander S.A. (the “Bank”)

Ref. No.	594364.21
Dear Sir or Madam:
The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.
1. The definitions and provisions contained in (i) the 2000 ISDA Definitions (the “ISDA Definitions”), as published by the International Swaps and Derivatives Association, Inc., and (ii) the Sale and Servicing Agreement dated as of September 5, 2007 (the “Sale and Servicing Agreement”), by and among the Trust, as Issuer, Wells Fargo Bank, National Association, as Indenture Trustee, and certain affiliates of the Trust named therein, are incorporated into this Confirmation. In the event of any inconsistency between the definitions in the ISDA Definitions and this Confirmation, this Confirmation will govern. In the event of any inconsistency between the definitions in the ISDA Definitions and the Sale and Servicing Agreement, the Sale and Servicing Agreement will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for purposes of the ISDA Definitions. Capitalized terms used but not defined herein have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise stated herein.
This Confirmation supplements, forms a part of, and is subject to, the 1992 ISDA Master Agreement dated as of September 5, 2007 (including the Schedule and credit support annex thereto), as amended and supplemented from time to time (the “Agreement”) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.
2. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap

Currency for Payments:	U.S. Dollars

Notional Amount:	For the purpose of the Initial Calculation Period, the Notional Amount will be equal to the outstanding principal balance of the Class A-2 Notes of the Trust as of the Closing Date. The Notional Amount shall reset on each Payment Date and will at all times be equal to the outstanding principal balance of the Class A-2 Notes of the Trust.

Term:

Trade Date:	August 23, 2007

Effective Date:	September 5, 2007

Termination Date:	The earlier of (i) January 18, 2011; and (ii) the date on which the Note
Balance of the Class A-2 Notes is reduced to zero.

Fixed Amounts:

Fixed Rate Payer:	The Trust

Period End Dates:	Monthly on the 15th of each month, commencing on September 17, 2007, through and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Payment Dates:	Monthly on the 15th of each month, commencing on September 17, 2007, through and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Business Day Convention:	Following

Business Day:	New York

Fixed Rate:	4.93%

Fixed Rate Day Count
Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	The Bank

Period End Dates:	Monthly on the 15th of each month, commencing on September 17, 2007, through and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Payment Dates:	Monthly on the 15th of each month, commencing on September 17, 2007, through and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Business Day Convention:	Following

Business Day:	New York

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	Zero basis points (0.00%)

Floating Rate Day Count
Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

3. The additional provisions of this Confirmation are as follows:

Calculation Agent:	The Bank

     Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us.

Yours sincerely, BANCO SANTANDER S.A.
By:	/s/ Juan Boseo Nazar
	Name:	Juan Boseo Nazar
	Title:	Authorized Signature

Confirmed on the date
first above written

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2007-2
By:	U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Owner Trustee

By:	/s/ Nicole Poole
	Name:	Nicole Poole
	Title:	Vice President

[Signature page to the Confirmation relating to the Class A-2 Notes]

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